Exhibit 10.1

NORTECH SYSTEMS INCORPORATED

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT ("Amendment") dated effective as of this 11th, day of November, 2020 by and between Nortech Systems Incorporated, a Minnesota corporation (the “Company”), and Jay D. Miller (“Executive”). The Company and the Executive may be referred to herein as the “parties.”

Recitals

WHEREAS, the Company currently employs Executive as President and Chief Executive Officer under that certain Employment Agreement dated effective as of February 28, 2019 (“Agreement”);

WHEREAS, the Company and the Executive desire to extend the term of employment of Executive as President and Chief Executive Officer upon the terms and conditions set forth in the Agreement;

WHEREAS, Section 3 of the Agreement provides that the Agreement may be extended for an additional period of up to one year by the parties’ mutual written agreement; and

NOW, THEREFORE, in consideration of the foregoing recitals, premises and mutual covenants contained herein and in the Agreement, and intending to be legally bound hereby, the Company and Executive hereby mutually agree as follows:

1.

The Agreement shall be extended for an additional period of one year (the “Extended Period”) beyond its Initial Term which was set to expire on February 28, 2021. The Term of the Agreement, consisting of the Initial Period, combined with the Extended Period, now shall continue, unless sooner terminated in accordance with the Agreement, until February 28, 2022.

2.	Except as expressly set forth above, the Agreement will remain in full force and effect, and the parties ratify and confirm the terms thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement to be effective as of the date first set forth above.

NORTECH SYSTEMS INCORPORATED

By:	/s/ Christopher D. Jones
Name:	Christopher D. Jones
Title:	Sr. Vice President and Chief Financial Officer

EXECUTIVE

By:	/s/ Jay D. Miller
Jay D. Miller, individually

[Signature Page to First Amendment to Employment Agreement]